Exhibit 10.1

TABULA RASA HEALTHCARE, INC.

2014 EQUITY COMPENSATION PLAN

(As Amended and Restated, Effective As Of June 30, 2014)

TABULA RASA HEALTHCARE, INC.

2014 EQUITY COMPENSATION PLAN

(As amended and restated, effective as of June 30, 2014)

The purpose of the Tabula Rasa HealthCare, Inc. 2014 Equity Compensation Plan (previously known as the CareKinesis, Inc. 2013 Equity Compensation Plan) (the “Plan”) is to provide (i) designated employees of Tabula Rasa HealthCare, Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights and other equity-based awards.  The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

SECTION 1   Administration

(a)                                 Committee.  The Plan shall be administered and interpreted by the Board or by a committee consisting of members of the Board, which shall be appointed by the Board. However, the Board shall approve and administer all grants made to non-employee directors.  To the extent the Board or committee administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to such Board or committee.

(b)                                 Committee Authority.  The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

(c)                                  Committee Determinations.  The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

SECTION 2   Grants

Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), stock units as described in Section 7 (“Stock Units”), stock appreciation rights (“SARs”) as described in Section 8, and other equity-based awards as described in Section 9 (“Other Equity

Awards”) (collectively referred to herein as “Grants”).  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”).  All Grants shall be made conditional upon the Grantee’s (as defined below in Section 4(b)) acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Grantee, his beneficiaries and any other person having or claiming an interest under such Grant.  Grants under a particular Section of the Plan need not be uniform as among the Grantees.

SECTION 3   Shares Subject to the Plan

(a)                                 Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of Common Stock of the Company that may be issued or transferred under the Plan is 7,635,580 shares (the “Company Stock”).  Of this pool, the aggregate number of shares of Class A Non-Voting Common Stock of the Company (“Class A Common Stock”) that may be issued or transferred under the Plan is 5,044,636 shares and the aggregate number of shares of Class B Voting Common Stock of the Company (“Class B Common Stock”) that may be issued or transferred under the Plan is 2,590,944 shares (collectively, Class A Common Stock and Class B Common Stock shall be referred to herein as “Company Stock”).  Prior to August 16, 2010, the Plan authorized 1,287,801 shares of Class A Common Stock.  Effective August 16, 2010, 1,070,000 additional shares of Class A Common Stock were authorized.  Effective March 2, 2011, the pool of available shares of Class A Common Stock authorized under the Plan was reduced by 300,000 shares for a total of 2,057,801 shares of Class A Common Stock authorized under the Plan.  In conjunction with the reduction in the pool of Class A Common Stock authorized under the Plan, 300,000 shares of Class B Common Stock were authorized for issuance under the Plan.   Effective November 14, 2012, the pool of shares of Class A Common Stock authorized under the Plan was increased by 160,515 for a total of 2,218,316 shares of Class A Common Stock authorized under the Plan and the pool of shares of Class B Common Stock authorized under the Plan was increased by 1,151,063 for a total of 1,451,063 shares of Class B Common Stock authorized under the Plan.  Effective June 28, 2013, the pool of shares of Class A Common Stock authorized under the Plan was increased by 2,826,320 for a total of 5,044,636 shares of Class A Common Stock authorized under the Plan and the pool of shares of Class B Common Stock authorized under the Plan was increased by 1,139,881 for a total of 2,590,944 shares of Class B Common Stock authorized under the Plan.

(b)                                 Determination of Authorized Shares.  The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock.  If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units, or Other Equity Awards are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

(c)                                  Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee, in such a manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  In addition, in the event of a Change of Control of the Company, the provisions of Section 13 of the Plan shall apply.  Any adjustments to outstanding Grants shall be consistent with section 409A or 424 of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent applicable.  Any adjustments determined by the Committee shall be final, binding and conclusive.

SECTION 4   Eligibility for Participation

(a)                                 Eligible Persons.  All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan.  Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)                                 Selection of Grantees.  The Committee shall select the Employees, Non- Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.  Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall be referred to herein as “Grantees.”

SECTION 5   Options

The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Options:

(a)                                 Number of Shares.  The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)                                 Type of Option and Price.

(i)                                     The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to Employees.  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)                                  The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below in Section 5(b)(iii)) of a share of Company Stock on the date the Option is granted.  However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii)                               “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is a national securities exchange, the last reported sales price during regular trading hours of Company Stock on the relevant date or (if there were no trades on that date) the last reported sales price during regular trading hours on the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on such exchange, the mean between the last reported “bid” and “asked” prices of Company Stock during regular trading hours on the relevant date, as reported on the OTC Bulletin Board, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not so reported, the Fair Market Value per share of the Company Stock shall be as determined by the Committee through any reasonable valuation method authorized under the Code.

(c)                                  Option Term.  The Committee shall determine the term of each Option.  The term of any Option shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)                                 Exercisability of Options.

(i)                                     Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)                                  The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.

(e)                                  Grants to Non-Exempt Employees.  Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability (as defined below in Section 5(f)(vi)(C)) or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)                                   Termination of Employment, Disability or Death.

(i)                                     Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Employer (as defined below in Section 5(f)(vi)(A)) as an Employee, Key Advisor or member of the Board.

(ii)                                  In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause (as defined below in Section 5(f)(vi)(D)), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iii)                               In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iv)                              In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v)                                 If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(ii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(vi)                              For purposes of the Plan:

(A)                               The term “Employer” shall mean the Company and its subsidiaries, as determined by the Committee.

(B)                               “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

(C)                               “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Committee.

(D)                               “Cause” shall mean, except to the extent otherwise specified by the Committee, a finding by the Committee that the Grantee (i) has materially breached his or her employment or service contract with the Employer, which breach has not been remedied by the Grantee after written notice has been provided to the Grantee of such breach, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written non-competition or non- solicitation agreement between the Grantee and the Employer, or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.

(g)                                  Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Grantee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (iii) after a Public Offering (as defined below in Section 20) of the Company’s stock, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve.  Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at such time as may be specified by the Committee.  In addition, to the extent an Option is at the time exercisable for vested shares of Company Stock, all or any part of that vested portion may be surrendered to the Company for an appreciation distribution payable in shares of Company Stock with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the shares of Company Stock subject to the surrendered portion exceeds the aggregate Exercise Price payable for those shares.

(h)                                 Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company.

SECTION 6   Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Stock Awards:

(a)                                 General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee.  The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based upon the achievement of specific performance goals.  The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)                                 Number of Shares.  The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)                                  Requirement of Employment or Service.  Unless the Committee determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)                                 Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a

Stock Award except to a successor under Section 11(a).  Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

(e)                                  Right to Vote and to Receive Dividends.  Unless the Committee determines otherwise and to the extent permitted by the terms applicable to Company Stock, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific performance goals.

(f)                                   Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee.  The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

SECTION 7   Stock Units

The Committee may grant Stock Units representing one or more shares of Company Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Committee deems appropriate.  The following provisions are applicable to Stock Units:

(a)                                 Crediting of Units.  Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met.  All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.

(b)                                 Terms of Stock Units.  The Committee may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances.  Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee.  The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)                                  Requirement of Employment or Service.  Unless the Committee determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Committee are not met, the Grantee’s Stock Units shall be forfeited.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)                                 Payment With Respect to Stock Units.  Payments with respect to Stock Units may be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

SECTION 8   Stock Appreciation Rights

The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option.  The following provisions are applicable to SARs:

(a)                                 Base Amount.  The Committee shall establish the base amount of the SAR at the time the SAR is granted.  The base amount of each SAR shall not be less than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR.

(b)                                 Tandem SARs.  In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c)                                  Exercisability.  An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(e) above.  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)                                 Grants to Non-Exempt Employees.  Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)                                  Value of SARs.  When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).

(f)                                   Form of Payment.  The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

SECTION 9   Other Equity Awards

The Committee may grant Other Equity Awards, which are awards (other than those described in Sections 5, 6, 7 and 8 of the Plan) that are based on, measured by or payable in Company Stock, including, without limitation, stock appreciation rights, to any Employee, Non- Employee Director or Key Advisor, on such terms and conditions as the Committee shall determine.  Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Committee shall determine.

SECTION 10 Withholding of Taxes

(a)                                 Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)                                 Election to Withhold Shares.  If the Committee so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

SECTION 11 Transferability of Grants

(a)                                 Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)                                 Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

SECTION 12 Right of First Refusal; Repurchase Right

(a)                                 Offer.  Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Company Stock, (ii) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered, (iii) the proposed price, (iv) all other terms of the proposed transfer, and (v) a written copy of the proposed offer.  Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the price and on the terms described in the written notice; provided that the Company may pay such price in installments over a period not to exceed four years, at the discretion of the Committee.

(b)                                 Sale.  In the event the Company (or a stockholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in subsection (a) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period.  If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

(c)                                  Assignment of Rights.  The Board, in its sole discretion, may waive the Company’s right of first refusal and repurchase right under this Section 12.  If the Company’s right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining stockholders of the Company in the same proportion that each stockholder’s stock ownership bears to the stock ownership of all the stockholders of the Company, as determined by the Board.  To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

(d)                                 Purchase by the Company.  Prior to a Public Offering, if a Grantee ceases to be employed by, or provide service to, the Employer, the Company shall have the right to purchase all or part of any Company Stock distributed to the Grantee under this Plan at its then current Fair Market Value or at such other price as may be established in the Grant Instrument; provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

(e)                                  Public Offering.  On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 12.  The requirements of this Section 12 shall lapse and cease to be effective upon a Public Offering.

(f)                                   Stockholder’s Agreement.  Notwithstanding the provisions of this Section 12, if the Committee requires that a Grantee execute a stockholder’s agreement with respect to any Company Stock distributed pursuant to this Plan, which contains a right of first refusal or repurchase right, the provisions of this Section 12 shall not apply to such Company Stock, unless the Committee determines otherwise.

SECTION 13 Change of Control of the Company

(a)                                 Change of Control.  As used herein, a “Change of Control” shall be deemed to have occurred if:

(i)                                     Any “person,” as such term is used in sections 13(d) and 14(d) of Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than a person who is a stockholder of the Company on the effective date of the Plan) becomes a “beneficial owner”

(as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors; or

(ii)                                  The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(b)                                 Other Definition.  The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with section 409A of the Code or otherwise.

SECTION 14 Consequences of a Change of Control

(a)                                 Assumption of Grants.  Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

(b)                                 Other Alternatives.  Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards, Stock Units and Other Equity Awards shall lapse and/or be paid, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (iii) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments, in cash or Company Stock as determined by the Committee, in an amount, if any, equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price or base amount of the Options and SARs, on such terms as the Committee determines, or (iv) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate.  Such assumption, surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.  The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to subsection (a)).

SECTION 15 Limitations on Issuance or Transfer of Shares

(a)                                 Stockholder’s Agreement.  The Committee may require that a Grantee execute a stockholder’s agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock issued or distributed pursuant to this Plan.

(b)                                 Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c)                                  Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30 day period preceding, and during such period as may be requested by the Managing Underwriter or the Company following, the effective date of a registration statement filed by the Company for such underwriting (the “Market Standoff Period”).  In no event, however, shall such Market Standoff Period exceed 180 days following the effective date of such registrations statement plus such additional period as may be requested by the Company or the Managing Underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the Financial Industry Regulatory Authority and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. Each Grantee (including any successor assigns) further agrees to execute such agreements as may be requested by the Company or the Managing Underwriter in connection with such underwritten offering as are consistent with this Section 15(c) or that are necessary to give further effect thereto.

SECTION 16 Amendment and Termination of the Plan

(a)                                 Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or to other applicable law.

(b)                                 Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(c)                                  Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 21(b).  The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.  Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 21(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d)                                 Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

SECTION 17 Funding of the Plan

This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.

SECTION 18 Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

SECTION 19 No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant.  The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

SECTION 20 Effective Date of the Plan

(a)                                 Effective Date.  The Plan was originally effective on May 1, 2009 and was subsequently amended and restated, effective as of August 16, 2010 and March 2, 2011 and subsequently amended, effective as of November 14, 2012.  The Plan is hereby amended and restated, effective as of June 28, 2013 (the “Effective Date”), subject to stockholder approval of the Plan, within 12 months before or after its adoption by the Board.

(b)                                 Public Offering.  The provisions of the Plan that refer to a Public Offering shall be effective, if at all, upon the initial registration of the Company Stock under section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

SECTION 21 Miscellaneous

(a)                                  Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee, director or advisor of another corporation who becomes an Employee, Non-Employee Director or Key Advisor by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the parent or any of their subsidiaries in substitution for a stock option or stock awards grant made by such corporation.  The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives.  The Committee shall prescribe the provisions of the substitute grants.

(b)                                  Financial Statements. In the event there are at any time five hundred (500) or more holders of outstanding Options under the Plan, the Company shall provide to each such Option holder, at the time the outstanding Options first become held by five hundred (500) holders and at successive six (6) month intervals thereafter, financial statements that meet the requirements of Rule 701(e)(4) under the Securities Act of 1933, as amended and that are at the time of distribution not more than one hundred and eighty (180) days old.  Such obligation shall continue until such time as the Company becomes subject to the reporting requirements of section 13 or 15(d) of the Exchange Act or (if earlier) no longer relies on the exemption from such reporting requirements provided by Rule 12h-1(g) under the Exchange Act.

(c)                                  Compliance with Law.

(i)                                     The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  After a Public Offering of the Company, with respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act and section 162(m) of the Code.  It is the intent of the Company that the Plan and Incentive Stock Options granted under the Plan comply with the applicable provisions of section 422 of the Code and that, to the extent applicable, Grants made under the Plan comply with the requirements of section 409A of the Code and the regulations thereunder.  To the extent that any legal requirement as set forth in the Plan ceases to be required under applicable law, the Committee may determine that such Plan provision shall cease to apply.  The Committee may revoke any Grant if it is contrary to law or modify a Grant or the Plan to bring a Grant or the Plan into compliance with any applicable law or regulation.

(ii)                                  The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable.  Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of section 409A of the Code or

(B) satisfies the requirements of section 409A of the Code.  If a Grant is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment shall only be made upon a “separation from service” under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

(iii)                               Notwithstanding anything in the Plan or any Grant agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company have any responsibility or liability if a Grant does not meet any applicable requirements of section 409A of the Code.  Although the Company intends to administer the Plan to prevent taxation under section 409A of the Code, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.

(d)                                 Employees Subject to Taxation Outside the United States.  With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(e)                                  Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware without giving effect to the conflict of laws provisions thereof.

Form of Restricted Stock Grant

TABULA RASA HEALTHCARE, INC.

2014 EQUITY COMPENSATION PLAN

RESTRICTED STOCK GRANT

This RESTRICTED STOCK GRANT AGREEMENT (this “Agreement”), dated as of [•] (the “Date of Grant”), is delivered by Tabula Rasa HealthCare, Inc. (the “Company”), to [•] (the “Grantee”).

RECITALS

A.                                    The Tabula Rasa HealthCare, Inc. 2014 Equity Compensation Plan (the “Plan”) provides for the grant of restricted stock in accordance with the terms and conditions of the Plan.  The Board of Directors of the Company (the “Board”) has decided to make a restricted stock grant as an inducement for the Grantee to promote the best interests of the Company and its stockholders.  All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Plan.  A copy of the Plan is attached.

B.                                    The Board is authorized to appoint a committee to administer the Plan.  If a committee is appointed, all references in this Agreement to the “Board” shall be deemed to refer to the committee.

NOW, THEREFORE, the parties to this restricted stock grant agreement (this “Agreement”), intending to be legally bound hereby, agree as follows:

1.             Restricted Stock Grant.  Subject to the terms and conditions set forth in this Agreement and the Plan, the Company hereby grants the Grantee [•] shares of Company Stock, subject to the restrictions set forth below and in the Plan (“Restricted Stock”).  Shares of Restricted Stock may not be transferred by the Grantee or subjected to any security interest until the shares have become vested pursuant to this Agreement and the Plan.

2.             Vesting and Nonassignability of Restricted Stock.

(a)                       The shares of Restricted Stock shall become vested, and the restrictions described in Sections 2(c) and 2(d) shall lapse, according to the following vesting schedule, if the Grantee continues to be employed by, or provide service to, the Employer from the Date of Grant until the applicable vesting date: [•]

The vesting of the shares of Restricted Stock shall be cumulative, but shall not exceed 100% of the shares.  If the foregoing schedule would produce fractional shares, the number of shares that vest shall be rounded down to the nearest whole share.

(b)                       Notwithstanding the foregoing, in the event a Change of Control occurs while the Grantee is employed by, or providing service to, the Company, the shares of Restricted Stock shall be subject to such accelerated vesting as set forth in the Plan.

(c)                        Except as set forth in Paragraph 2(b) above and Section 14 of the Plan, if the Grantee’s employment or service with the Employer terminates for any reason before the

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Restricted Stock is fully vested, the shares of Restricted Stock that are not then vested shall be forfeited and must be immediately returned to the Company.

(d)                       During the period before the shares of Restricted Stock vest (the “Restriction Period”), the non-vested shares of Restricted Stock may not be assigned, transferred, pledged or otherwise disposed of by the Grantee.  Any attempt to assign, transfer, pledge or otherwise dispose of the shares contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the shares, shall be null, void and without effect.

3.             Issuance of Certificates.

(a)                       Stock certificates representing the shares of Restricted Stock may be issued by the Company and held in escrow by the Company until the Restricted Stock vests, or the Company may hold non-certificated shares until the Restricted Stock vests.  During the Restriction Period, the Grantee shall receive any cash dividends with respect to the shares of Restricted Stock, may vote the shares of Restricted Stock and may participate in any distribution pursuant to a plan of dissolution or complete liquidation of the Company.  In the event of a dividend or distribution payable in stock or other property or a reclassification, split up or similar event during the Restriction Period, the shares or other property issued or declared with respect to the non-vested shares of Restricted Stock shall be subject to the same terms and conditions relating to vesting as the shares to which they relate.

(b)                       When the Grantee obtains a vested right to shares of Restricted Stock, a certificate representing the vested shares shall be issued to the Grantee, free of the restrictions under Section 2 of this Agreement.

(c)                        The obligation of the Company to deliver a certificate representing the vested shares upon the vesting of the Restricted Stock shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriately to comply with relevant securities laws and regulations.

4.             Change of Control.  The provisions of the Plan applicable to a Change of Control shall apply to the Restricted Stock, and, in the event of a Change of Control, the Board may take such actions as it deems appropriate pursuant to the Plan.

5.             Right of First Refusal; Repurchase Right; Stockholder’s Agreement.  As a condition of receiving this grant, the Grantee hereby agrees that (a) after the restrictions described in Paragraph 2 of this Agreement lapse with respect to all or part of the shares, the shares that are no longer subject to such restrictions shall be subject to a right of first refusal and repurchase right as described in the Plan, and (b) the Board may require that the Grantee execute a stockholder’s agreement, in such form as the Board determines, with respect to the shares issued under the Plan.

6.             Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan.  This grant is subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of Company Stock, (c) changes in capitalization of the Company, and (d) other requirements of applicable law.  The Board shall

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have the authority to interpret and construe the grant pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

7.             Withholding.  The Grantee shall be required to pay to the Company, or make other arrangements satisfactory to the Company to provide for the payment of, any federal, state, local or other taxes that the Employer is required to withhold with respect to the grant or vesting of the shares of Restricted Stock.  Subject to Board approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the shares of Restricted Stock by having shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state, local and other tax liabilities.

8.             Other Restrictions on Sale or Transfer of Shares.

(a)                       The Grantee is acquiring the shares underlying this grant solely for investment purposes, with no present intention of distributing or reselling any of the shares or any interest therein.  The Grantee acknowledges that the shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).

(b)                       The Grantee is aware of the applicable limitations under the Securities Act and under the Plan relating to a subsequent sale, transfer, pledge or other assignment or encumbrance of the shares.  The Grantee further acknowledges that the shares must be held indefinitely unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

(c)                        The Grantee will not sell, transfer, pledge, donate, assign, mortgage, hypothecate or otherwise encumber the shares underlying this grant unless the shares are registered under the Securities Act or the Company is given an opinion of counsel reasonably acceptable to the Company that such registration is not required under the Securities Act.

(d)                       The Grantee realizes that there is no public market for the shares underlying this grant, that no market may ever develop for them, and that they have not been approved or disapproved by the Securities and Exchange Commission or any governmental agency.

9.             Tax Consequences.  The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  The Grantee understands that section 83 of the Internal Revenue Code of 1986, as amended (the “Code”) taxes as ordinary income the difference between the amount paid for the shares of Restricted Stock and the Fair Market Value of the such shares as of the date any restrictions on the shares lapse pursuant to Paragraph 2 of this Agreement.  The Grantee understands that the Grantee may elect to be taxed at the time the shares of Restricted Stock are granted rather than as and when the Restriction Period expires by filing an election under section 83(b) of the Code with the Internal Revenue Service within 30 days from the Date of Grant.  The form for making this election is attached as Exhibit A hereto.

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THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE GRANTEE’S BEHALF.

10.          No Employment or Other Rights.  This grant shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.

11.          Assignment by Company.  The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates.  This Agreement may be assigned by the Company without the Grantee’s consent.

12.          Applicable Law.  The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.          Notice.  Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of the President at the corporate headquarters of the Company, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing.  Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this instrument, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

TABULA RASA HEALTHCARE, INC.
Attest:

By:
Name:
Title:

I hereby accept the grant of Restricted Stock described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement.  I hereby further agree that all the decisions and determinations of the Board shall be final and binding.

Grantee

Date

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Exhibit A

Section 83(b) Election Form

This election is being made under section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulation Section 1.83-2.

(1)

Name of taxpayer making election:
Address:

Social Security Number:
Tax Year for which election is being made:

(2)                                 The property with respect to which the election is being made:          shares of common stock of             (“Shares”).

(3)                                 Date the property was transferred:                          ,     .

(4)                                 Forfeiture provision:  The Shares are subject to forfeiture to the Company if the taxpayer ceases to provide service to the Company during the restriction period.  The restriction period lapses according to the following schedule, if the taxpayer is employed by, or providing service to, the Employer (as defined in the Company’s Equity Compensation Plan”) on the applicable vesting date:

Vesting Date	Percentage of Shares of Restricted Stock that Will Vest

(5)                                 The fair market value at the time of the transfer of the Shares (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $      per Share x Shares = $       .

(6)                                 The amount paid for the Shares is $         per Share x      Shares = $       aggregate consideration.

(7)                                 The amount to include in gross income is $     .

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the Company. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Taxpayer

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Form of ISO Grant

TABULA RASA HEALTHCARE, INC.

2014 EQUITY COMPENSATION PLAN

INCENTIVE STOCK OPTION GRANT

This INCENTIVE STOCK OPTION GRANT (this “Agreement”), dated as of [•], (the “Date of Grant”), is delivered by Tabula Rasa Healthcare, Inc. (the “Company”) to [•] (the “Grantee”).

RECITALS

A.                                    The Tabula Rasa Healthcare, Inc. 2014 Equity Compensation Plan (the “Plan”) provides for the grant of stock options to purchase shares of Company Stock (as defined in the Plan).  The Board of Directors of the Company (the “Board”) has decided to make this incentive stock option grant as an inducement for the Grantee to promote the best interests of the Company and its stockholders.  The Grantee acknowledges that a copy of the Plan has been provided or made available to the Grantee.

B.                                    The Board is authorized to appoint a committee to administer the Plan.  If a committee is appointed, all references in this Agreement to the “Board” shall be deemed to refer to the committee.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.                                      Grant of Option.

(a)                                 Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an incentive stock option (the “Option”) to purchase [•] shares of Company Stock (the “Shares”) at an exercise price of $[•] per Share.  The Option shall become exercisable according to Paragraph 2 below.

(b)                                 The Option is designated as an incentive stock option, as described in Paragraph 5 below.  However, if and to the extent the Option exceeds the limits for an incentive stock option, as described in Paragraph 5, the Option shall be a nonqualified stock option.

2.                                      Exercisability of Option.  The Option shall become exercisable according to the following vesting schedule, if the Grantee continues to be employed by, or provide service to, the Company from the Date of Grant until the applicable vesting date:

Vesting Date	Percentage of Units Vesting
[•]	[•]

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The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares.  If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share.

3.                                      Term of Option.

(a)                                 The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

(b)                                 The Option shall automatically terminate upon the happening of the first of the following events:

(i)                                     The expiration of the 90-day period following the date on which the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).

(ii)                                  The expiration of the one-year period following the date on which the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

(iii)                               The expiration of the one-year period following the date on which the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or within 90 days following the date on which the Grantee ceases to be so employed or provide such services on account of a termination described in subparagraph (i) above.

(iv)                              The date on which the Grantee ceases to be employed by, or provide service to, the Employer for Cause.  In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause following the date on which the Grantee ceases to be employed by, or provide service to, the Employer, the Option shall immediately terminate, and the Grantee shall automatically forfeit all Shares underlying any exercised portion of the Option for which the Company has not yet delivered the Share certificates, upon refund by the Company of the exercise price paid by the Grantee for such Shares.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant.  Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4.                                      Exercise Procedures.

(a)                                 Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment.  Payment of the exercise price shall be made in accordance with procedures established by the Board from time to time based on type of payment

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being made but, in any event, prior to issuance of the Shares.  The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Board, by delivering shares of the Company Stock, which shall be valued at their Fair Market Value (as defined in the Plan) on the date of delivery, or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the exercise price, (iii) after a Public Offering (as defined in the Plan), by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) by surrender of all or any part of the vested shares for which the Option is exercisable to the Company for an appreciation distribution payable in Shares with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the Shares subject to the surrendered portion exceeds the aggregate Exercise Price payable for those Shares, or (v) by such other method as the Board may approve.  The Board may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option.

(b)                                 The obligation of the Company to deliver shares of Company Stock upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Board, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations.  The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Board deems appropriate.

(c)                                  All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable.  Subject to Board approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5.                                      Designation as Incentive Stock Option.

(a)                                 This Option is designated an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  If the aggregate Fair Market Value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422 of the Code.  If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

(b)                                 The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after the Grantee ceases to be an employee.  The Grantee understands that the Grantee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Grantee understands that he or she may be subject to the alternative minimum tax under the Code in the

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year in which the Option is exercised.  The Grantee will consult with his or her tax adviser regarding the tax consequences of the Option.

(c)                                  The Grantee agrees that the Grantee shall immediately notify the Company in writing if the Grantee sells or otherwise disposes of any Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant or (ii) one year after the exercise of the Option.  The Grantee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.

6.                                      Change of Control.  The provisions of the Plan applicable to a Change of Control (as defined in the Plan) shall apply to the Option, and, in the event of a Change of Control, the Board may take such actions as it deems appropriate pursuant to the Plan.

7.                                      Right of First Refusal; Repurchase Right; Stockholder’s Agreement.  As a condition of receiving this Option, the Grantee hereby agrees that all shares of Company Stock issued under the Plan shall be subject to a right of first refusal and repurchase right as described in the Plan, and the Board may require that the Grantee (or other person exercising the Option) execute a stockholder’s agreement, in such form as the Board determines, with respect to all Shares issued upon the exercise of the Option before a Public Offering.

8.                                      Restrictions on Exercise.  Only the Grantee may exercise the Option during the Grantee’s lifetime.  After the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

9.                                      Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan.  This grant and the exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Shares or Company Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law.  The Board shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

10.                               No Employment or Other Rights.  The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time.  The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.

11.                               No Stockholder Rights.  Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

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12.                               Assignment and Transfers.  The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution.  In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void.  The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates.  This Agreement may be assigned by the Company without the Grantee’s consent.

13.                               Applicable Law.  The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.                               Notice.  Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the President at the corporate headquarters of the Company, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing.  Any notice shall be delivered by hand, sent by telecopy, delivered by courier or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

TABULA RASA HEALTHCARE, INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement.  I hereby further agree that all the decisions and determinations of the Board shall be final and binding.

Grantee:

Date:

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Form of NQSO Grant

TABULA RASA HEALTHCARE, INC.

2014 EQUITY COMPENSATION PLAN

NONQUALIFIED STOCK OPTION GRANT

This NONQUALIFIED STOCK OPTION GRANT (this “Agreement”), dated as of [•] (the “Date of Grant”), is delivered by Tabula Rasa Healthcare, Inc. (the “Company”) to [•] (the “Grantee”).

RECITALS

A.                                    The Tabula Rasa Healthcare, Inc. 2014 Equity Compensation Plan (the “Plan”) provides for the grant of stock options to purchase shares of Company Stock (as defined in the Plan).  The Board of Directors of the Company (the “Board”) has decided to make this nonqualified stock option grant as an inducement for the Grantee to promote the best interests of the Company and its stockholders.  The Grantee acknowledges that a copy of the Plan has been provided or made available to the Grantee.

B.                                    The Board is authorized to appoint a committee to administer the Plan.  If a committee is appointed, all references in this Agreement to the “Board” shall be deemed to refer to the committee.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.                                      Grant of Option.  Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (the “Option”) to purchase [•] shares of Company Stock (the “Shares”) at an exercise price of $[•] per Share.  The Option shall become exercisable according to Paragraph 2 below.

2.                                      Exercisability of Option.  The Option shall become exercisable according to the following vesting schedule, if the Grantee continues to be employed by, or provide service to, the Company from the Date of Grant until the applicable vesting date:

Vesting Date	Percentage of Units Vesting
[•]	[•]

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares.  If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share.

3.                                      Term of Option.

(a)                                 The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

(b)                                 The Option shall automatically terminate upon the happening of the first of the following events:

(i)                                     The expiration of the 90-day period following the date on which the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).

(ii)                                  The expiration of the one-year period following the date on which the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

(iii)                               The expiration of the one-year period following the date on which the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or within 90 days following the date on which the Grantee ceases to be so employed or provide such services on account of a termination described in subparagraph (i) above.

(iv)                              The date on which the Grantee ceases to be employed by, or provide service to, the Employer for Cause.  In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause following the date on which the Grantee ceases to be employed by, or provide service to the Employer, the Option shall immediately terminate, and the Grantee shall automatically forfeit all Shares underlying any exercised portion of the Option for which the Company has not yet delivered the Share certificates, upon refund by the Company of the exercise price paid by the Grantee for such Shares.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant.  Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4.                                      Exercise Procedures.

(a)                                 Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment.  Payment of the exercise price shall be made in accordance with procedures established by the Board from time to time based on type of payment being made but, in any event, prior to issuance of the Shares.  The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Board, by delivering shares of the

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Company Stock, which shall be valued at their Fair Market Value (as defined in the Plan) on the date of delivery, or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the exercise price, (iii) after a Public Offering (as defined in the Plan), by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) by surrender of all or any part of the vested shares for which the Option is exercisable to the Company for an appreciation distribution payable in Shares with a Fair Market Value at the time of the Option surrender equal to the dollar amount by which the then Fair Market Value of the Shares subject to the surrendered portion exceeds the aggregate Exercise Price payable for those Shares, or (v) by such other method as the Board may approve.  The Board may impose from time to time such limitations as it deems appropriate on the use of shares of Company Stock to exercise the Option.

(b)                                 The obligation of the Company to deliver shares of Company Stock upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Board, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations.  The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Board deems appropriate.

(c)                                  All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable.  Subject to Board approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5.                                      Change of Control.  The provisions of the Plan applicable to a Change of Control (as defined in the Plan) shall apply to the Option, and, in the event of a Change of Control, the Board may take such actions as it deems appropriate pursuant to the Plan.

6.                                      Right of First Refusal; Repurchase Right; Stockholder’s Agreement.  As a condition of receiving this Option, the Grantee hereby agrees that all shares of Company Stock issued under the Plan shall be subject to a right of first refusal and repurchase right as described in the Plan, and the Board may require that the Grantee (or other person exercising the Option) execute a stockholder’s agreement, in such form as the Board determines, with respect to all Shares issued upon the exercise of the Option before a Public Offering,

7.                                      Restrictions on Exercise.  Except as the Board may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime and, after the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

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8.                                      Grant Subject to Plan Provisions.  This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan.  This grant and the exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Board in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Shares or Company Stock, (c) changes in capitalization of the Company and (d) other requirements of applicable law.  The Board shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

9.                                      No Employment or Other Rights.  The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.

10.                               No Stockholder Rights.  Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

11.                               Assignment and Transfers.  Except as the Board may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution.  In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void.  The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates.  This Agreement may be assigned by the Company without the Grantee’s consent.

12.                               Applicable Law.  The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.                               Notice.  Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the President at the corporate headquarters of the Company, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing.  Any notice shall be delivered by hand, sent by telecopy, delivered by courier or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

TABULA RASA HEALTHCARE, INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Board shall be final and binding.

Grantee:

Date:

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